FILE NO. 811-10127


 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 13, 2000


                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM N-2


    (X) REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                   FORTRESS BROOKDALE INVESTMENT FUND LLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                        1301 AVENUE OF THE AMERICAS
                          NEW YORK, NEW YORK 10019
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                  (NUMBER, STREET, CITY, STATE, ZIP CODE)

                               (212) 798-6100
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                       THE CORPORATION TRUST COMPANY
                             1209 ORANGE STREET
                         WILMINGTON, DELAWARE 19801
                  (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 COPIES TO:
                          MICHAEL K. HOFFMAN, ESQ.
                  SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             FOUR TIMES SQUARE
                          NEW YORK, NEW YORK 10036


                                  FORM N-2
                           CROSS REFERENCE SHEET
                         as required by Rule 495(a)


Part A
Item No.      Caption                                                    Prospectus Caption
--------      -------                                                    ------------------

     1.       Cover Page...............................................  Not Applicable
     2.       Inside Front and Outside Back Cover Page.................  Not Applicable
     3.       Fee Table and Synopsis...................................  Fee Table
     4.       Financial Highlights.....................................  Not Applicable
     5.       Plan of Distribution.....................................  Not Applicable
     6.       Selling Shareholders.....................................  Not Applicable
     7.       Use of Proceeds..........................................  Not Applicable
     8.       General Description of the Registrant....................  General Description of
                                                                         the Registrant
     9.       Management...............................................  Management
    10.       Capital Stock, Long-Term Debt, and Other
              Securities...............................................  Capital Stock, Long
                                                                         Term Debt, and Other
                                                                         Securities
    11.       Defaults and Arrears on Senior Securities................  Not Applicable
    12.       Legal Proceedings........................................  Not Applicable
    13.       Table of Contents of Statement of Additional
              Information..............................................  Not Applicable

Part B                                                                   Statement of
Item No.                                                                 Additional Information

    14.       Cover Page...............................................  Not Applicable
    15.       Table of Contents........................................  Not Applicable
    16.       General Information and History .........................  General Description of
                                                                         the Registrant
    17.       Investment Objective and Policies........................  Investment Objective and
                                                                         Policies
    18.       Management...............................................  Management
    19.       Control Persons and Principal Holders of
              Securities...............................................  Control Persons and
                                                                         Principal Holders of
                                                                         Securities
    20.       Investment Advisory and Other Services...................  Investment Advisory and
                                                                         Other Services
    21.       Brokerage Allocation and Other Practices.................  Brokerage Allocation
                                                                         and Other Practices
    22.       Tax Status...............................................  Tax Status
    23.       Financial Statements.....................................  Not applicable

Part C
Item No.

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.




                                   PART A

ITEM 1.  COVER PAGE

         Not Applicable.


ITEM 2.  INSIDE FRONT AND OUTSIDE BACK COVER PAGE

         Not Applicable.


ITEM 3.  FEE TABLE

         3.1      Expense Information

         ANNUAL EXPENSES (as a percentage of net assets attributable to the Shares)

                  Advisory Fees*                                       1.50%
                  Interest Payment on Borrowed Funds                   0.03%
                  Other Expenses**                                     1.15%
                  -----------------------------------------------------------
                  Total Annual Expenses***                             2.68%


Example                                     1 Year        3 Years      5 Years        10 Years

You would pay the following
expenses on a $1,000 investment,            $28.21        $86.49       $147.33        $311.43
assuming a 5% annual return:

The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in Fortress
Brookdale Investment Fund LLC (the "Fund") will bear directly or indirectly.

* The Advisor is entitled to a special allocation out of the Fund's net profits equal to a cumulative return of 1.50% per annum of capital invested in the Fund.

** Other Expenses are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses, which may be higher or lower.

*** Total Annual Expenses are based upon the assumption that the aggregate amount of capital invested at year end will be $15 million.


         3.2      Not Applicable.

         3.3      Not Applicable.


ITEM 4.  FINANCIAL HIGHLIGHTS

         4.1      Not Applicable.

         4.2      Not Applicable.

         4.3      Not Applicable.


ITEM 5.  PLAN OF DISTRIBUTION

         Not Applicable.


ITEM 6.  SELLING SHAREHOLDERS

         Not Applicable.


ITEM 7.  USE OF PROCEEDS

         Not Applicable.


ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT

         8.1 General. The Fund was formed as a limited liability company under the laws of the State of Delaware on August 30, 2000, and is a non-diversified closed-end management investment company. The Fund is authorized to issue up to $100,000,000 in common limited liability company interests in the Fund designated as "Shares" and up to $100,000 in preferred limited liability company interests in the Fund known as "Preferred Interests."

             The Fund expects to call all the capital committed by the holders of the Shares on the closing of the Fund to make investments in accordance with its investment objectives and policies and to fund its expenses. In the event that all capital is not called at the closing, the Fund may draw down capital not called at the initial closing from the holders of the Shares from at any time and in any amount on not less than 10 business days' prior written notice in accordance with the terms of the Limited Liability Company Agreement of the Fund (the "Agreement"). Investors who fail to pay a capital call within 5 business days after receiving a notice of default from the Fund will be liable to the Fund for interest on the amount in default at the prime rate plus 2% per annum, up to the highest rate permitted by law.

             Unless terminated earlier, the Fund shall terminate on the earlier to occur of (1) the first anniversary of the termination of Fortress Brookdale Acquisition LLC ("FBA") (other than by merger or other combination of Brookdale Living Communities, Inc. with or into FBA or any of its affiliates, or (2) approval of 75% of the holders of the then outstanding Shares and 75% of the holders of the then outstanding Preferred Interests.

         8.2 Investment Objectives and Policies. The investment objective of the Fund is to seek to capital appreciation and income by indirectly investing in Brookdale Living Communities, Inc. ("Brookdale") by acquiring, owning, holding and selling or otherwise transferring limited liability company interests in FBA. FBA holds 100% of the Shares of Brookdale. No assurance can be given that the Fund will achieve its investment objectives.

             Brookdale is a provider of senior independent and assisted living services to the elderly through its facilities located in urban and suburban areas of major metropolitan markets.

             FBA is a Delaware limited liability company formed for the purpose of (i) acquiring, purchasing, owning, holding and disposing of (directly or indirectly through one or more wholly-owned subsidiaries) securities and notes convertible into securities of Brookdale, and (ii) forming one or more wholly-owned subsidiaries for the purpose investing or merging with Brookdale.

             The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding Shares and Preferred Interests, voting together as a single class or (b) 67% or more of the Shares and Preferred Interests represented at a meeting at which more than 50% of the outstanding Shares and Preferred Interests, treated as a single class, are represented). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

             (1) borrow money or issue senior securities except in compliance with the 1940 Act;

             (2) make loans of money or property to any person, except as may be consistent with the Fund's investment objectives and policies;

             (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own Shares, Preferred Interests or securities of its subsidiaries the Fund may be deemed to be an underwriter;

             (4) purchase real estate or interests therein to the extent that as a result of such investments the Fund would not be (a) an investment company by virtue of Section 3(c)(5)(C) of the 1940 Act or (b) a regulated investment company under the Code;

             (5) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commissions as a commodity pool; or

             (6) invest in excess of 25% of its capital in assets in any industry other than the real estate and real estate financial products industry, including mortgage loans and other Real Estate-Related Assets (as defined below), except that Fund may invest without limit in securities backed by the credit the United States of America or agencies or instrumentalities thereof.

             Real Estate-Related Assets shall include (i) mortgage loans and non-mortgage receivables; (ii) securities secured by or evidencing interests in assets described in clause (i); (iii) fee or leasehold interests in real properties, whether improved or unimproved, whether commercial, residential or multifamily; (iv) debt interests (whether secured or unsecured, recourse or non-recourse, senior or subordinated, convertible or otherwise), equity interests (whether preferred or common) and derivative interests in entities (whether in the form of partnerships, limited liability companies, trusts, corporations or otherwise) the assets of which consist primarily of assets described in clauses (i), (ii) or
(iii) hereof, or in entities that otherwise have substantial assets of the type described in clauses (i), (ii) or (iii) hereof or in entities that provide services to or management in connection with any other asset included in this paragraph; (v) options, including without limitation, rights of first refusal, rights of first offer, and puts or calls with respect to in any of the foregoing; and (f) hedging the investment risks relating to any of the foregoing.

         8.3 Risk Factors.

             General. Investment in the Fund may involve certain risk factors and special considerations, including those arising from the Fund's investment securities, policies and practices and from the Fund's investment strategy.

             Non-Diversified Status. As a result of concentrating its investments indirectly in securities of Brookdale, the Fund will be a non-diversified investment company and, therefore, much more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence. In particular, declines in real estate values, adverse local and basic economic conditions, and poor performance by Brookdale may affect the value of the Fund's holdings as well as the ability of the Fund to conduct its operations.

             General Real Estate Risks. Real property investments are subject to varying degrees of risk. Real estate values are affected by a number of factors, including changes in the general economic climate, local conditions (such as an oversupply of space or a reduction in demand for space), the quality and philosophy of management, competition based on rental rates, attractiveness and location of the properties, financial condition of tenants, buyers and sellers of properties, quality of maintenance, insurance and management services and changes in operating costs. Real estate values are also affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

             Additionally, all real estate and real estate-related investments are subject to the risk that a general downturn in the national or local economy within the United States will depress real estate prices. The Fund may be unsuccessful in structuring its investments to minimize any detrimental impact that a recession may have on its investments and as a result the Fund may suffer significant losses.

             Risks of the Assisted Care Industry. Senior assisted living facilities are subject to varying degrees of federal, state and local regulation and licensing by local and state health and social service agencies and other regulatory authorities. Brookdale's success will depend upon its ability to obtain such regulations and requirements and to acquire and maintain required licenses. In addition, the long-term care industry is highly competitive and the assisted living segment is becoming increasingly competitive. Brookdale can give no assurances that it will not encounter increased competition which could have a material and adverse effect on its revenues and earnings.

             Liquidity and Valuation. The Fund's investments are subject to legal or other restrictions on transfer and are such that no liquid market presently exists. In addition, illiquid securities, such as the Fund's investments, may be difficult, or require a substantial period of time to sell and may be salable only at a discount from comparable, more liquid investments. Illiquid securities may also be more difficult to value.

             Key Personnel of the Advisor. The Fund's success may depend significantly on the skill and acumen of key employees at the Advisor or its affiliates. If Wesley Edens or any other key employee should cease to participate in the Fund's business, the Fund might be adversely affected.

         8.4 Other Policies. Consistent with its investment objective, the Fund may also invest in (a) United States government and agency obligations with maturities of not more than one year and one day from the date of acquisition, (b) commercial paper with maturities of not more than six months and one day from the date of acquisition and having a rating assigned to such commercial paper by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("S&P") or Moody's Investor Service, Inc. ("Moody's") (or, if neither such organization shall rate such commercial paper at such time, by any nationally recognized statistical rating organization in the United States of America) equal to one of the two highest commercial paper ratings assigned by such organization, it being understood that as of the date hereof such ratings by S&P are "P1" and "P2" and such ratings by Moody's are "Al" and "A2," and (c) interest bearing deposits in dollars in United States banks with an unrestricted surplus of at least two hundred fifty million dollars ($250,000,000), maturing within one year.

         8.5      Not Applicable.

         8.6      Not Applicable.


ITEM 9.  MANAGEMENT

         9.1      General.

                  (a) Board of Managers. The Board of Managers sets broad policies for the Fund and its officers. The Advisor manages the day-to-day operations of the Fund subject to the oversight of the Board of Managers and supplies officers to the Fund for this purpose. The Board of Managers shall consist at all times following the issuance of any Shares of no fewer than two (2) Managers, of whom at least 40% are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act.

                  (b) Investment Advisor. The Advisor, FIG Advisors LLC, maintains its office at 1301 Avenue of the Americas, New York, New York 10019. The Advisor is a registered investment advisor formed in August 1999. The Advisor is owned by Fortress Investment Group LLC ("FIG"), a Delaware limited liability company which, through itself and other affiliates, provides investment advice to real estate investment trusts and other related accounts.

                  Pursuant to the Agreement, the Fund has retained the Advisor to manage the investment of its assets, to provide such investment research, advice and supervision, in conformity with its investment objective and policies, as may be necessary for the operations of the Fund.

                  As compensation for its services to the fund, Section 6.1 of the Agreement provides that the net profits of the Fund for each fiscal year be allocated first to the Advisor in an amount equal to a cumulative return of 1.5% per annum on all capital contributions; provided that for any fiscal year in which the Advisor does not serve as investment advisor for the entire fiscal year pursuant to an investment advisory arrangement that has been approved according to the applicable provisions of the 1940 Act, the Advisor shall receive an annual allocation based on a percentage equal to the days the Advisor served as investment advisor pursuant to a duly approved investment advisory arrangement divided by 365 days.

                  (c) Portfolio Management.

                  The Fund's assets are managed by a committee composed of the following persons:

                  WESLEY R. EDENS 39 is the Chief Executive Officer of FIG and Fortress Investment Corp. ("FIC"), as well as the Chairman of the Board of FIC. Mr. Edens co-founded FIG, which manages FIC's investment activities, with Messrs. Kauffman, Nardone and Nygaard. Prior to the forming of FIG, Mr. Edens was the head of the Global Principal Finance ("GPF") group at Union Bank of Switzerland ("UBS"), as well as a Managing Director of UBS. Prior to joining GPF in 1997, Mr. Edens was a partner and Managing Director of BlackRock Financial Management, Inc. ("BFM"), and the Chief Operating Officer of BlackRock Asset Investors ("BAI"), a real estate investment fund with approximately $560 million in capital. In addition, Mr. Edens was formerly a partner and Managing Director of Lehman Brothers, where he was head of the Non-Agency Mortgage Trading Desk. Mr. Edens received a B.S. degree in Finance and Computer Science from Oregon State University.

                  ROBERT I. KAUFFMAN 37 is the President of FIG and FIC, and a member of the Board of Directors of FIC. Mr. Kauffman co-founded FIG with Messrs. Edens, Nardone and Nygaard. Previously, Mr. Kauffman was the head of the acquisitions and risk management department of GPF, as well as a Managing Director of UBS. Prior to joining GPF in 1997, Mr. Kauffman was a principal of BFM, and a Managing Director of BAI. Prior to joining BFM, Mr. Kauffman was an Executive Director of Lehman Brothers International ("LBI"). Mr. Kauffman received a B.S. degree in Business Administration from Northeastern University.

                  RANDAL A. NARDONE 45 is the Chief Operating Officer and Secretary of FIG and FIC. Mr. Nardone co-founded FIG with Messrs. Edens, Kauffman and Nygaard. Previously, Mr. Nardone was the head of the structured finance and contract finance department of GPF, as well as a Managing Director of UBS. Prior to joining GPF in 1997, Mr. Nardone was a principal of BFM, and a Managing Director of BAI. Prior to joining BFM, Mr. Nardone was a partner and member of the executive committee at the law firm of Thacher Proffitt & Wood ("Thacher Proffitt"). Mr. Nardone received a B.A. degree in English and Biology from the University of Connecticut and a J.D. degree from the Boston University School of Law.

                  ERIK P. NYGAARD 41 is the Chief Information Officer and Treasurer of FIG and FIC. Mr. Nygaard co-founded FIG with Messrs. Edens, Kauffman and Nardone. Previously, Mr. Nygaard was the head of the financial engineering department of GPF, as well as a Managing Director of UBS. Prior to joining GPF in 1997, Mr. Nygaard was a principal of BFM, and a Managing Director of BAI. Mr. Nygaard received a B.S. degree in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

                  GREGORY F. HUGHES 37 is the Chief Financial Officer of FIG and FIC. From 1997 to 1999, Mr. Hughes was the Chief Financial Officer for Wellsford Real Properties, Inc., a real estate merchant banking firm which acquires, finances, develops and operates real properties and organizes and invests in private and public real estate companies. From 1993 to 1997, Mr. Hughes served as the Chief Financial Officer for Wellsford Residential Property Fund, a real estate investment trust. Mr. Hughes received a B.S. degree in Accounting from the University of Maryland.

                  (d) Administrator. None.

                  (e) Custodian. United States Trust Company of New York serves as Custodian for the Fund and maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

                  (f) Expenses. The Agreement provides, among other things, that the Advisor will bear all costs and expenses of its directors, officers and employees, any overhead incurred in connection with its duties under the Agreement, the cost of any compensation of any officers or Managers of the Fund who are partners, directors, officers or employees of the Advisor and all other costs and expenses of the Fund that are not expressly stated to be borne by the Fund.

                  The Agreement provides that the Fund will pay all ordinary operating expenses of the Fund including, but not limited to, fees and expenses of the Board of Managers; fees of the Advisor; expenses of registering the Shares and Preferred Interests for sale under state securities laws and other expenses in connection with the offering of the Shares and the Preferred Interests; interest; taxes; fees and expenses of the Fund's legal counsel and independent accountants; fees and expenses of the Fund's administrator, transfer agent and custodian; expenses of printing and mailing Share and Preferred Interest certificates (if any), reports to holders of Shares and Preferred Interests, notices to holders of Shares and Preferred Interests, proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio securities or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Fund (or its assets) or its investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of meetings of the holders of the Shares and Preferred Interests; indemnification costs and expenses; and all of the Fund's other business and operating expenses. In addition, the Fund will bear all organizational and syndication expenses.

                  (g) Affiliated Brokerage. Not applicable.

         9.2      Non-resident Managers.  Not applicable.

         9.3      Control Persons.


                  The Northwestern Mutual Life Insurance Company      67% of the Shares

                  Weyerhaeuser Company Master Retirement Trust        33% of the Shares


ITEM 10.  CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

         10.1 Capital Stock. The Fund is authorized to issue up to $100,000,000 in common limited liability company interests in the Fund known as Shares. The Shares have no preemptive, conversion, appraisal, exchange or redemption rights. Holders of Shares are entitled to one vote per Share on all matters subject to Shareholder approval.

                  The Fund is authorized to issue up to $100,000 in preferred limited liability company interests in the Fund known as "Preferred Interests." The Preferred Interests will pay cumulative dividends when, as and if declared by the Board of Managers at the rate of 10% per year, will have a liquidation preference equal to $500 per Preferred Interest plus accumulated and unpaid dividends, will be redeemable in whole or in part at any time at liquidation preference and will have certain others rights as required by the Investment Company Act of 1940 (the "1940 Act"). Holders of the Preferred Interests shall have the right to elect two Managers and such other voting rights as required by the 1940 Act.

                  When issued against payment therefor, the Shares and the Preferred Interests will be fully paid and non-assessable. No person has any liability for obligations of the Fund by reason of owning Shares or Preferred Interests, although each person that subscribes for Shares or Preferred Interests is liable for the full amount of such subscription.

         10.2 Long-Term Debt. None.

         10.3 General. None.

         10.4 Taxes. The Fund will elect to be treated as a partnership for U.S. Federal income tax purposes. Accordingly, the Fund itself will not be subject to Federal income tax, and each holder in computing its Federal income tax liability will take into account its share of the Fund's income, gain, loss, deductions and credits, regardless of whether such holder receives any distribution from the Fund.

         10.5 Outstanding Securities.


                                                                                             Amount
                                                                                          Outstanding
                                                                 Amount Held             Exclusive of
                                                                     by                  Amount Shown
                                      Amount                   Registrant or            Under Previous
     Title of Class                 Authorized                for its Account               Column
-------------------------     ------------------------     -----------------------    ------------------

Shares                        up to $100,000,000           None                        $15,000,000

Preferred Interests           up to $100,000               None                        $    50,000

         10.6 Securities Ratings. None.


ITEM 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES

         11.1 Not Applicable.

         11.2 Not Applicable.


ITEM 12. LEGAL PROCEEDINGS

         Not Applicable.


ITEM 13. TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

         Not Applicable.


                                   PART B

ITEM 14. COVER PAGE

         Not Applicable.


ITEM 15. TABLE OF CONTENTS

         Not Applicable.


ITEM 16. GENERAL INFORMATION AND HISTORY

         The Fund has no history. See Item 8 - General Description of the Registrant, for general information.


ITEM 17. INVESTMENT OBJECTIVE AND POLICIES

                  Additional information regarding the Fund's permitted investment securities is set forth below. See Item 8 - General Description of the Registrant, for additional information.

                  The Fund may borrow money or otherwise incur indebtedness for temporary or emergency purposes in an amount up to $500,000. The Fund may not borrow for investment purposes.

                  The Fund may invest temporarily in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchase security. Repurchase agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility.

                  The Fund may enter into repurchase agreement transactions only with (i) banks whose subordinated debt has a credit rating of at least "A" from Moody's or S&P (ii) banks, and broker/dealers that are designated as primary dealers in U.S. Government securities by the Federal Reserve Bank of New York and other such counter-parties having comparable qualifications. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the Securities and Exchange Commission (the "Commission").

                  Repurchase agreements will be fully collateralized at all times. For this purpose, a repurchase agreement is deemed to be fully collateralized only if the market value of the securities held as collateral for such agreement, plus any accrued interest on those securities, is equal to or greater than the repurchase price of such agreement. Repurchase agreements are marked to the market daily throughout the entire term of the agreement.


ITEM 18. MANAGEMENT

         18.1 The following individuals are the officers and Managers of the Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.


Name, Age and                           Positions(s) Held With             Principal Occupation(s)
Business Address                        Registrant                         During Past Five Years
----------------                        ----------------------             ----------------------

Wesley R. Edens 39 (1, 2)               Chief Executive Officer            Chief Executive Officer of
Fortress Brookdale Investment           (and Chairman of the Board         the Advisor, FIG and FIC;
Fund LLC                                of Managers)                       formerly Head of GPF and
1301 Avenue of the Americas                                                Managing Director at UBS;
New York, NY 10019                                                         Partner and Managing
                                                                           Director, BFM (asset
                                                                           management company) and
                                                                           Chief Operating Officer,
                                                                           BAI. Also, Partner and
                                                                           Managing Director, Lehman
                                                                           Brothers (investment
                                                                           banking).

Dennis Porterfield 64                   Manager                            Executive Vice President,
Fortress Brookdale Investment                                              Summit Bancorp
  Fund LLC
1301 Avenue of the Americas
New York, NY 10019

Robert I. Kauffman 37                   President                          President, Advisor, FIG and
Fortress Brookdale Investment                                              FIC; formerly, Managing
  Fund LLC                                                                 Director, GPF and UBS;
1301 Avenue of the Americas                                                Principal, BFM; Managing
New York, NY 10019                                                         Director, BAI; Executive
                                                                           Director, LBI (Europe)and
                                                                           Vice President, Lehman
                                                                           Brothers.

Randal A. Nardone 45                    Chief Operating Officer and        Operating Officer and
Fortress Brookdale Investment           Secretary                          Secretary, Advisor, FIG and
  Fund LLC                                                                 FIC; formerly Managing
1301 Avenue of the Americas                                                Director, GPF and UBS;
New York, NY 10019                                                         Principal, BFM; Managing
                                                                           Director, BAI; and
                                                                           Partner, Thatcher Proffitt
                                                                           (attorneys).

Gregory F. Hughes (37)                  Chief Financial Officer            Financial Officer, Advisor,
Fortress Brookdale Investment                                              FIG and FIC; formerly
  Fund LLC                                                                 Chief Financial Officer,
1301 Avenue of the Americas                                                Wellsford Real Properties,
New York, NY 10019                                                         Inc.; Chief Financial
                                                                           Officer, Wellsford
                                                                           Residential Property Fund

Erik P. Nygaard 41                      Chief Information Officer          Chief Information Officer
Fortress Brookdale Investment           and Treasurer                      and Treasurer, Advisor,
  Fund LLC                                                                 FIG and FIC; formerly,
1301 Avenue of the Americas                                                Managing Director, GPF
New York, NY 10019                                                         and UBS; Principal, BFM;
                                                                           Managing Director, BAI;
                                                                           Director, Nomura Securities
                                                                           International (investment
                                                                           banking); and Vice
                                                                           President, Lehman Brothers

----------------
1. Manager who is a director, officer or employee of the Advisor
2. Manager who may be deemed to be an "interested person" of the Fund


         Each Manager (other than any Manager who is an "affiliated person" of the Fund or the Advisor) shall receive the following amounts for serving as a Manager: (i) $6,000 per year, (ii) $1,000 per physical meeting, and
(iii) $125 per telephonic meeting, subject to a cap of $500 per year for all telephonic meetings. The Fund also pays each Manager (whether or not such person is a partner, director, officer or employee of the Advisor or any affiliate thereof or successor thereto) for all out-of-pocket expenses of such Manager incurred in attending each such meeting.

         18.2 See Item 18.1

         18.3 Not Applicable

         18.4 Not Applicable

         18.5 The Fund and the Advisor have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Personnel subject to this Code of Ethics are permitted to invest in securities including, under certain circumstances, securities that may be purchased or held by the Fund.

         A copy of this Code of Ethics is attached as Exhibit R to this Registration Statement. In addition, a copy of this code of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


ITEM 19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         19.1     The Northwestern Mutual Life Insurance Company       67% of the Shares
                  720 East Wisconsin Avenue
                  Milwaukee, Wisconsin 53202

                  Weyerhaeuser Company Master Retirement Trust         33% of the Shares
                  One Tower Bridge
                  West Conshocken, PA 19428

         19.2 See response to Item 19.1.

         19.3 The officers and Managers as a group own less than 1% of the equity securities of the Fund.


ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES

         20.1-6 See Item 9 - Management.

         20.7 The Fund's independent auditors are Ernst & Young LLP, 1211 Avenue of the Americas, New York, New York 10036. Ernst & Young LLP audits the Fund.

         20.8 None.


ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES

         21.1 See Item 9 - Management, above. From time to time, one or more of the investment companies or accounts which the Advisor manages may own the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. Subject to the foregoing, when two or more investment companies or accounts managed by the Advisor or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund.

         The Advisor will, subject to the investment limitations and restrictions set forth herein, make all decisions to buy and sell securities for the Fund, will select dealers to effect transactions, will negotiate prices, and will effect securities transactions in a manner deemed fair and reasonable to the shareholders of the Fund and not according to any formula. The Advisor's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price.

         21.2 None.

         21.3 See response to Item 21.1.

         21.4 None.

         21.5 None.


ITEM 22. TAX STATUS

         The following is a summary of the material U.S. Federal income tax consequences relating to the purchase, ownership and disposition of Shares in the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), rules and regulations promulgated thereunder, published rulings and court decisions, all as in effect on the date of this Registration Statement. The discussion does not describe all of the U.S. Federal income tax consequences that may be relevant to a particular investor in view of such investor's particular circumstance and, except as otherwise directed, is not directed to individuals, closely-held corporations, foreign persons, insurance companies and entities or other persons generally exempt from U.S. Federal income taxation. No advance rulings have been or will be sought from the Internal Revenue Service (the "Service") regarding any matter related to the Fund. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO THEM OF ACQUIRING, HOLDING AND DISPOSING SHARES, INCLUDING THE APPLICATION OF THE ALTERNATIVE MINIMUM TAX.

         Taxation of the Fund. The Fund will elect to be treated as a partnership and not as an association taxable as a corporation for U.S. Federal income tax purposes.

         Publicly-Traded Partnership. Under current U.S. Federal income tax law, a partnership that constitutes a "publicly-traded partnership" may be taxed as a corporation in certain circumstances generally depending upon the nature of its income. Pursuant to Treasury regulations, a partnership will not be treated as a publicly traded partnership if its interests are not (a) traded on an established security market or (b) readily tradeable on a secondary market (or the substantial equivalent thereof). Shares in the Fund will not be listed on any securities exchange. In addition, due to restrictions on transfers and redemptions, no secondary market will exist for the units. Accordingly, the Fund expects that it will not be treated as a publicly-traded partnership and will use its best efforts to conduct its affairs so that it will not be so treated.

         Taxation of holders on Trust Profits and Losses. As a partnership, the Fund generally will not itself be subject to U.S. Federal income tax. Rather, each holder in computing its Federal income tax liability for a taxable year will be required to take into account its allocable share of all items of Fund income, gain, loss, deduction and credit for the taxable year of the Fund ending within or with the taxable year of such holder, regardless of whether such holder has received any distributions from the Fund. The Fund will make distributions of cash to its holders. If a holder's allocable share of Fund taxable income exceeds cash distributions to such holder for any taxable year, such income would pass through to the holders without any corresponding distribution. Such accruals will constitute ordinary income and will increase such holder's basis in its interest in the Fund. If cash is subsequently received and distributed by the Fund in respect of such accruals, no additional income would be recognized. The characterization of an item of profit or loss usually will be determined at the Fund (rather than at the holder) level.

         Allocation of Fund Profits and Losses. For U.S. Federal income tax purposes, a holder's allocable share of items of Fund income, gain, loss, deduction and credit will be determined by the Agreement provided such allocations either have "substantial economic effect" or are determined to be in accordance with the holders' units in the Fund. If the allocations provided by the Agreement were successfully challenged by the Service, the redetermination of the allocations to a particular holder for U.S. Federal income tax purposes could be less favorable than the allocations set forth in the Agreement.

         The maximum ordinary income tax rate for corporate taxpayers is currently 35%.

         Adjusted Tax Basis for Fund Interest. A holder's adjusted tax basis for its Shares will be equal to the amount of its initial capital contributions and will be increased by (a) any additional capital contributions made by such holder and (b) the sum of such holder's allocable share of (i) items of Fund taxable income and gain and (ii) liabilities of the Fund. A holder's adjusted tax basis will be decreased, but not below zero, by the holder's allocable share of (a) items of Fund deductions and losses and (b) by the amount of any cash distributions by the Fund or the amount of the basis of any property, other than cash, distributed by the Fund and constructive distributions resulting from a reduction in such holder's share of liabilities of the Fund, if any. In certain situations, the distribution of marketable securities by the Fund may be treated as a cash distribution equal to the fair market value of the marketable securities. A distribution of marketable securities will not, however, be treated as a cash distribution if the Fund constitutes an "investment partnership." Although not free from doubt, the Shares should constitute an investment partnership for this purpose and, therefore, any distributions of marketable securities to the holders should not be treated as cash distributions for U.S. Federal income tax purposes.

         If the recognition of a holder's allocable share of Fund losses would reduce its adjusted tax basis for its Shares below zero, the recognition of such losses by such holder would be deferred until such time as the recognition of such losses would not reduce such holder's basis below zero. If a holder receives a cash distribution (or constructive cash distribution, as described above) in an amount that exceeds such holder's adjusted tax basis in its Shares, such holder would be required to recognize taxable income to the extent of that excess. Any such income recognized would be treated as gain from the sale or exchange of its shares. In general, and subject to the discussion below with respect to the possible application of Section 751 of the Code, if a holder is not a "dealer" with respect to its Shares and has held its Shares for more than one year, any such gain would be long-term capital gain.

         Sales and Liquidation. A sale or liquidation of all or part of a holder's Shares will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or the cash distributions received upon the liquidation (including any deemed cash distributions from the Fund, as described above) and the holder's adjusted tax basis for its units. Such holder's adjusted tax basis will be adjusted for this purpose by its allocable share of the Fund's income or loss for the year of such sale or liquidation. Any gain or loss recognized with respect to such a sale or liquidation generally will be treated as capital gain or loss and will be long-term capital gain or loss if the units have been held for more than one year. To the extent that the proceeds of the sale or liquidation are attributable to such holder's allocable share of the Fund's "unrealized receivables" or "substantially appreciated inventory," as defined in Section 751 of the Code, any gain will be treated as ordinary income.

         Unrelated Business Taxable Income. Special tax considerations apply to holders that are exempt from U.S. Federal income taxation under
Section 501 of the Code. Generally, such holders are not subject to U.S. Federal income taxation on passive investment income such as dividends, interest and capital gains. This general exemption, however, does not apply to "unrelated business taxable income" ("UBTI") which includes income or gain derived from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the holder's exempt purpose. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt holder from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gain derived by the exempt holder from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. Accordingly, although not currently anticipated, if the Fund incurs any indebtedness to acquire income-producing property, an exempt holder will be subject to U.S. Federal income taxation on its allocable share of income from such property. In addition, an exempt holder will be subject to U.S. Federal income taxation on any gain recognized from the disposition of its Shares if the holder incurred indebtedness to acquire such Shares during the twelve-month period ending with the date of disposition.

         Limitation on Deductibility of Capital Losses. A holder may be restricted from currently taking into account for U.S. Federal income tax purposes (i) its allocable share of any Fund Capital losses and (ii) any Capital losses recognized by the holder upon the disposition of any Shares. Capital losses generally are deductible by corporations only to the extent of capital gains for the taxable year. Corporations may carry capital losses back three years and forward five years.

         Tax Audits. Under the Code, adjustments in tax liability with respect to Fund items generally will be made at the Fund level in a single proceeding rather than in separate proceedings with each holder. The Advisor will represent the Fund as its "tax matters partner" during any audit and in any dispute with the Service. Each holder will be informed by the Advisor of the commencement of an audit of the Fund. In general, the Advisor may enter into a settlement agreement with the Service on behalf of, and binding upon, the holders. Prior to settlement, however, a holder may file a statement with the Service providing that the Advisor does not have authority to settle on behalf of such holder.

         If adjustments are made to items of Fund income, gain, loss, deduction or credit as the result of an audit of the Fund, the tax returns of the holders may be reviewed by the Service, which could result in adjustments of non-Fund items as well as Fund items.


ITEM 23. FINANCIAL STATEMENTS

         Not applicable.


                                   PART C


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         24.1 FINANCIAL STATEMENTS:

         Included in Part A of the Registration Statement:

              None.

         Included in Part B of the Registration Statement:

              None.

         24.2 EXHIBITS:

              (a) Certificate of Formation of the Fund Dated August 30,
2000

              (b) Limited Liability Company Agreement of the Fund dated September 6, 2000

              (c) None

              (d) Certificate of Designation of the Preferred Interests dated September 6, 2000

              (e) None

              (f) None

              (g) See Section 6.1 of the Limited Liability Company Agreement of the Fund attached hereto as Exhibit B.

              (h) Not applicable

              (i) None

              (j) Form of Custodian Contract between the Fund and U.S. Trust Company of New York

              (k) None

              (l) Not applicable

              (m) None

              (n) Not applicable

              (o) Not applicable

              (p) Form of Subscription Agreement of the Fund

              (q) None

              (r) Consolidated Code of Ethics of Fortress Registered Investment Trust, the Fund and the Advisor dated August 16, 2000 as amended through September 13, 2000


ITEM 25. MARKETING ARRANGEMENTS

         None.


ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Not applicable.


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.


ITEM 28. NUMBER OF HOLDERS OF SECURITIES


Title of Class                                Number of Record Holders
--------------                                ------------------------

Shares                                           2

Preferred Interests                           100


ITEM 29. INDEMNIFICATION

         29.1 The Agreement provides that, none of the Advisor, any Manager, any officer or any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives (each an "Indemnified Person") shall have any liability, responsibility or accountability in damages or otherwise to any Member or the Fund for, and the Fund agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Fund, on the part of the Indemnified Persons when acting on behalf of the Fund or otherwise in connection with the business or affairs of the Fund or any portfolio investment, or on the part of any brokers or agents when acting on behalf of the Fund or any portfolio investment (collectively, the "Indemnified Liabilities") other than such as results from such Indemnified Person's willful misfeasance, bad faith or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. These indemnification rights Limited Liability Company shall survive the termination of the Fund or this Agreement except that no claim may be asserted by any Indemnified Person against any indemnitor after the third anniversary of the termination of the Fund unless written notice of such claim shall have been provided to the indemnitor prior to the third anniversary date.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         30.1 For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisor, reference is made to the Advisor's current Form ADV, and incorporated herein by reference upon filing.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         31.1 The accounts and records of the Fund are maintained in part at the office of the Advisor at 1301 Avenue of the Americas, New York, New York 10019, and in part at the offices of the Custodian with offices at114 West 47th Street, New York, NY 10036-1532.


ITEM 32. MANAGEMENT SERVICES

         32.1 Except as described above in Item 9 - Management, the Fund is not a party to any management service related contract.


ITEM 33. UNDERTAKINGS

         Not Applicable.


                                 SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, as of the 13th day of December, 2000.

FORTRESS BROOKDALE INVESTMENT FUND LLC
(Registrant)


/s/ Wesley R. Edens
--------------------------------
Wesley R. Edens
Chief Executive Officer



                      SCHEDULE OF EXHIBITS TO FORM N-2

                                                                       Page
Exhibit Number        Exhibit                                          Number
--------------        -------                                          ------

Exhibit A             Certificate of Formation of  the Fund dated
                      August 30, 2000................................

Exhibit B             Limited Liability Company Agreement of the
                      Fund dated September 6, 2000...................

Exhibit D             Certificate of Designation of the Preferred
                      Interests dated September 6, 2000..............

Exhibit G             Investment Advisory Agreement.
                      See Section 6.1 of the Limited Liability
                      Company Agreement of the Fund attached
                      hereto as Exhibit B............................
 .
Exhibit J             Form of Custodian Contract between the Fund
                      and U.S. Trust Company of New York.............

Exhibit P             Form of Subscription Agreement of the Fund.....

Exhibit R             Consolidated Code of Ethics of Fortress
                      Registered Investment Trust, the Fund and
                      the Advisor dated August 16, 2000 as
                      amended through September 13, 2000.............